Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies
Commitments and Contingencies

18. Commitments and Contingencies

(a) Commitments

Operating lease commitments

The Group leases offices and fulfillment infrastructures under non-cancelable operating lease agreements. Future minimum lease payments under these non-cancelable operating lease agreements with initial terms longer than twelve months are disclosed as maturity of lease liabilities in Note 11.

Capital and other commitments

The Group did not have material capital and other commitments as of December 31, 2021.

(b) Litigation

In the ordinary course of the business, the Group is subject to periodic legal or administrative proceedings. As of December 31, 2021, the Group is not a party to any legal or administrative proceedings, which the Group expects would have a material adverse effect on the Group’s business, financial position, results of operations and cash flows.